EXHIBIT 99.2

                                CERTIFICATION OF
                                ----------------
                   DANIEL H. STACKEN, CHIEF FINANCIAL OFFICER
                   ------------------------------------------
                       OF MINNESOTA CORN PROCESSORS, LLC
                       ---------------------------------
                         PURSUANT TO 18 U.S.C. ss. 1350
                         ------------------------------


In connection with the accompanying report on Form 10-Q for the quarter ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel H. Stacken, Vice President of Finance and Chief Financial Officer of Minnesota Corn Processors, LLC (the "Company"), hereby certify that:

         1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                    /s/ Daniel H. Stacken
                                    ------------------------
                                    Name: Daniel H. Stacken
                                    Date:   August 14, 2002